                                                                    Exhibit 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                                   SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Quarterly Report of Crossroads Systems, Inc. (the "Company") on Form 10-Q for the period ending July 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Brian R. Smith, Chairman of the Board, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C.ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the Report.


                    /s/ Brian R. Smith
                    ----------------------------------------------------
                    Brian R. Smith
                    Chairman of the Board, President and Chief Executive Officer September 16, 2002